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EXHIBIT 23.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 33-64188 and 33-85826.

                                              ARTHUR ANDERSEN LLP



Louisville, Kentucky
October 23, 2000

                                      E-17